Exhibit 10.55

MULTIPLE GUARANTY OF PAYMENT

THIS MULTIPLE GUARANTY OF PAYMENT (this “Guaranty”) is made as of the 4th day of April, 2005, by the undersigned corporate parties (collectively, the “Guarantors”) in favor of ROCKLAND CREDIT FINANCE LLC, a Maryland limited liability company (the “Factor”).

Recitals

A. Pursuant to a Master Factoring Agreement (which, as the same may from time to time be amended, restated, supplemented, or otherwise modified, is hereinafter called the “Master Factoring Agreement”) dated March 30th, 2005 by and between AEGIS COMMUNICATION GROUP, INC, a Delaware corporation (the “Assignor”) and the Factor, the Assignor and the Factor have entered into a factoring arrangement (the “Factoring Arrangement”) pursuant to which the Assignor has offered to sell certain of its accounts receivable to the Factor from time to time, and the Factor has agreed to consider the purchase thereof. As used in this Agreement, the term “Factoring Document” means the Master Factoring Agreement, any invoice evidencing an Assigned Account (as defined in the Master Factoring Agreement), any instrument of assignment evidencing the sale of an Assigned Account to the Factor, and any other instrument, agreement, report or information previously, simultaneously, or hereafter executed and/or delivered by the Assignor, any or all of the Guarantors, or any other person as evidence of, security for, guaranty of, or in connection with, the Factoring Arrangement.

B. The Factor has required this Guaranty as a condition to entering into the Master Factoring Agreement and making advances to Assignor thereunder. The Guarantors are affiliated with the Assignor, have a direct or indirect financial interest in the Assignor, and are willing to provide this Guaranty upon the terms and conditions set forth below.

NOW, THEREFORE, in order to induce the Factor to enter into the Master Factoring Agreement with the Assignor and to make advances to the Assignor thereunder, the Guarantors jointly and severally covenant and agree as follows:

1. Guaranty. The Guarantors hereby jointly and severally unconditionally and irrevocably guarantee to the Factor the payment of any and all present and future obligations of the Assignor to the Factor arising pursuant to and/or on account of the provisions of any of the Factoring Documents including, without limitation, all of the Obligations as defined in the Master Factoring Agreement (collectively, the “Guaranteed Liabilities”). This Guaranty is a guaranty of payment and not of collectability and is in no way conditioned upon or limited by: (a) any attempt to collect from the Assignor; (b) any attempt to collect from any other person who is or may be liable under any of the Factoring Documents (any “Secondary Obligor”); or (c) any resort or recourse to or against any collateral pledged, assigned, or granted to the Factor. If the Assignor fails to pay any of the Guaranteed Liabilities, when and as the same shall become due and payable, the Guarantors shall on demand pay the same to the Factor in immediately available funds, in lawful money of the United States of America.

2. Nature of Obligations. The obligations and liabilities of the Guarantors under this Guaranty are primary, and such obligations are joint and several obligations of the Guarantors, are continuing, absolute, unconditional, shall remain in full force and effect until all of the Guaranteed Liabilities are indefeasibly paid in full, shall not be subject to any counterclaim, recoupment, set-off, or defense based upon any claim that the Guarantors may have against the Assignor, are independent of any other guaranty in effect with respect to all or any part of the Guaranteed Liabilities, and may be enforced regardless of the existence of such other guaranty. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Liabilities is rescinded or must otherwise be restored or returned by the Factor upon the insolvency, bankruptcy, receivership, dissolution, liquidation or reorganization of the Assignor or any Secondary Obligor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Assignor or any Secondary Obligor or any substantial part of the property of the Assignor or any Secondary Obligor, or otherwise, all as though such payment had not been made. The obligations of the Guarantors hereunder shall not be affected, impaired, lessened, modified, waived, and/or released by the invalidity or unenforceability of any or all of the Factoring Documents. The Guarantors hereby jointly and severally consent that at any time and from time to time, the Factor may, without in any manner affecting, impairing, and/or releasing any or all of the obligations of the Guarantors (or any of them) under this Guaranty, do any one or more of the following, all without notice to or further consent of the Guarantors (or any of them): (a) renew, extend, and/or change the terms for payment of any of the Guaranteed Liabilities; (b) extend and/or change terms for performance of any other obligations, or agreements under the Factoring Documents of any party to the Factoring Documents; (c) modify, amend, compromise, settle, substitute, exchange, sell, assign, collect, release, terminate, waive, and/or otherwise deal with in any manner satisfactory to the Factor (i) the provisions of any or all of the Factoring Documents, (ii) any or all of the Guaranteed Liabilities, (iv) any or all of the Secondary Obligors, and (v) any or all property now or hereafter serving as collateral for any or all of the Guaranteed Liabilities; (d) receive additional property as collateral for any or all of the Guaranteed Liabilities; (e) fail, omit, lack diligence, or delay to enforce, assert, or exercise any right, power, privilege, or remedy conferred upon the Factor under the provisions of any of the Factoring Documents or under applicable laws; (f) take action or omit to take action under, or in respect of, any or all of the Factoring Documents; and (g) apply any payment received on account of, any of the Guaranteed Liabilities to the Guaranteed Liabilities in whatever order and manner the Factor elects.

3. Waiver by Guarantors. To the maximum extent permitted by law, each of the Guarantors unconditionally waives (a) notice of the execution and delivery of the Factoring Documents; (b) notice of the Factor’s reliance on this Guaranty or the creation of any of the Guaranteed Liabilities; (c) presentment, demand, dishonor, protest, notice of non-payment, and notice of dishonor; (d) all notices required by statute, rule of law, or otherwise to preserve any rights against the Guarantors, hereunder or under any of the Factoring Documents, including, without limitation, any demand, proof, or notice of non-payment of any of the Guaranteed Liabilities and notice of any failure or default on the part of the Assignor or any of the Secondary Obligors to perform or comply with any term of any of the Factoring Documents; or (e) any right or claim all or any of the Guarantors may now or hereafter have with respect to any such payment against the Assignor or any Secondary Obligor arising by way of subrogation, reimbursement or indemnity. All present and future debts and obligations of the Assignor to the Guarantors or either of them are hereby waived and postponed in favor of and are hereby subordinated to the full payment of all Guaranteed Liabilities to the Factor.

4. Enforcement Expenses. The Guarantors, jointly and severally, shall indemnify and hold harmless the Factor against any loss, liability, or expense,

including attorneys’ fees and disbursements and any other fees and disbursements, that may result from any failure of the Assignor to pay any of the Guaranteed Liabilities when and as due and payable or that may be incurred by or on behalf of the Factor in enforcing any obligation of the Assignor or of any of the Secondary Obligors to pay any of the Guaranteed Liabilities and any obligations and liabilities of the Guarantors hereunder.

5. Confession of Judgment. At any time after an Event of Default under this Guaranty, each of the Guarantors hereby authorizes and empowers any attorney or clerk of any court of record within the United States of America to appear for each such Guarantor in any court (subject to Paragraph 11 hereof) in one or more proceedings or before any clerk thereof, and confess judgment against the Guarantors, jointly and severally, or any one or more of them, without prior notice or opportunity for prior hearing, in favor of the Factor for an amount equal to the then unpaid balance of the Guaranteed Liabilities (whether then due or not), plus interest due and payable by the Guarantors as set forth herein, all other amounts due and payable by the Guarantors hereunder, costs of suit, and attorneys’ fees of ten percent (10%) of such unpaid balance of the Guaranteed Liabilities. As used herein, “Event of Default” means (a) the occurrence of any Event of Default under and as defined in the Master Factoring Agreement and/or (b) the failure of the Guarantor to pay to the Factor as and when due and payable any and all amounts payable by the Guarantor to the Factor under the provisions of this Guaranty.

6. Delay and Waiver by Factor. No delay in the exercise of, or failure to exercise, any right, remedy, or power under this Guaranty shall impair any such right, remedy, or power or shall be construed to be a waiver thereof, but any such right, remedy, or power may be exercised from time to time and as often as may be deemed by the Factor expedient. In order to entitle the Factor to exercise any right, remedy, or power reserved to it in this Guaranty, it shall not be necessary to give any notice to the Guarantors or any of them. If the Guarantors, or any of them, should default in the performance of any obligation under this Guaranty, and such default should thereafter be waived by the Factor, such waiver shall be limited to the particular default so waived. No waiver, amendment, release, or modification of this Guaranty shall be established by conduct, custom, or course of dealing.

7. Notices and Communications. Notices shall be deemed given hereunder when sent or dispatched by certified or registered mail or private overnight express mail, postage or charges prepaid, or by facsimile copy, (i) if to a Guarantor, at the address set forth below under such Guarantor’s signature hereto and (ii) if at the Factor, to the following address:

Rockland Credit Finance LLC

Attn: John Fox

6 Park Center Court, Suite 212

Baltimore, MD 21117

Fax #: 410-902-0893

or to such other notice address as a party may designate by written notice to each of the other parties.

8. Assignment. The Factor may, without notice to, or consent of the Guarantors (or any of them), sell, assign, or transfer to any person or persons all or any part of the Guaranteed Liabilities, and each such person or persons shall have the right to enforce this Guaranty as fully as the Factor, provided that the Factor shall continue to have the unimpaired right to enforce this Guaranty as to so much of the Guaranteed Liabilities that it has not sold, assigned, or transferred.

9. Successors and Assigns. All covenants and agreements of the Guarantors, or any of them, set forth in this Guaranty shall bind the Guarantors, jointly and severally, and their respective heirs, personal representatives, successors, and assigns and shall inure to the benefit of, and be enforceable by, the Factor and its successors and assigns, including, without limitation, any holder of any or all of the Factoring Documents.

10. Waiver of Trial by Jury. The Guarantors hereby waive trial by jury in any action or proceeding to enforce the provisions of this Guaranty or arising out of or in any way pertaining to any of Factoring Documents.

11. Venue and Jurisdiction. Any judicial proceeding to enforce this Guaranty may be brought by the Factor against Guarantors, in Baltimore, Maryland, or, at the Factor’s sole and exclusive option, in any other jurisdiction permitted by law. For purposes of any such proceeding, each Guarantor hereby irrevocably consents, submits, and waives any and all objections to the personal jurisdiction of the state and federal courts of the State of Maryland over such Guarantor.

12. Miscellaneous. Neither this Guaranty nor any term hereof may be terminated, amended, supplemented, waived, released, or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver, release, or modification is sought. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders. Whenever used herein, the word “person” or “persons” shall mean and include a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision or agency thereof, or an estate or trust. This Guaranty shall in all respects be deemed to be made in, and governed by, construed and enforced in accordance with the laws of, the State of Maryland. The Factor shall have the right to grant participations in the Guaranteed Liabilities to others at any time and from time to time, and the Factor may divulge to any such participant or potential participant all information, reports, financial statements, and documents obtained in connection with this Guaranty, any of the Factoring Documents, or otherwise. If any term of this Guaranty or any obligation thereunder shall be held to be invalid, illegal, or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby. The paragraph and Paragraph headings of this Guaranty have been inserted for convenience only and shall not modify, define, limit, or expand the express provisions hereof. This Guaranty may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary in making proof hereof to produce or account for more than one such duplicate original or counterpart.

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[SIGNATURE PAGE TO MULTIPLE CORPORATE GUARANTY]

IN WITNESS WHEREOF, each of the Guarantors has signed, sealed, and delivered this Guaranty as of the day and year first written above.

GUARANTOR:

WITNESS:	Aegis Communications Group, Inc.

/s/ Mary L. Harader	By	/s/ Richard N. Ferry (SEAL)

	Name:	Richard N. Ferry

	Title:	CEO

	Address:	8001 Bent Branch Drive Irving, TX 75063
	Fax #:	972-868-0627

State of Texas	)
	)	TO WIT:
County of Dallas	)

I HEREBY CERTIFY, that on this 4th day of April, 2005, before me, a Notary Public of said State, personally appeared Richard N. Ferry, as President and CEO and on behalf of the within named Guarantor, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purposes therein contained.

GUARANTOR:

WITNESS:	Advanced Telemarketing Corporation

/s/ Mary L. Harader	By	/s/ Richard N. Ferry (SEAL)

	Name:	Richard N. Ferry

	Title:	CEO

	Address:	8001 Bent Branch Drive Irving, TX 75063
	Fax #:	972-868-0627

State of Texas	)
	)	TO WIT:
County of Dallas	)

I HEREBY CERTIFY, that on this 4th day of April, 2005, before me, a Notary Public of said State, personally appeared Richard N. Ferry, as President and CEO and on behalf of the within named Guarantor, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purposes therein contained.

[SIGNATURE PAGE TO MULTIPLE CORPORATE GUARANTY]

GUARANTOR:

WITNESS:	EBA Direct, Inc.

/s/ Mary L. Harader	By	/S/ KANNAN RAMASAMY (SEAL)

	Name:	Kannan Ramasamy

	Title:	COO

	Address:	8001 Bent Branch Drive Irving, TX 75063
	Fax #:	972-868-0627

State of Texas	)
	)	TO WIT:
County of Dallas	)

I HEREBY CERTIFY, that on this 4th day of April, 2005, before me, a Notary Public of said State, personally appeared Kannan Ramasamy, as COO and on behalf of the within named Guarantor, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purposes therein contained.

GUARANTOR:

WITNESS:	IQI, Inc.

/s/ Mary L. Harader	By	/s/ Kannan Ramasamy (SEAL)

	Name:	Kannan Ramasamy

	Title:	COO

	Address:	8001 Bent Branch Drive Irving, TX 75063
	Fax #:	972-868-0627

State of Texas )
) TO WIT:
County of Dallas )

I HEREBY CERTIFY, that on this 4th day of April, 2005, before me, a Notary Public of said State, personally appeared Kannan Ramasamy, as COO and on behalf of the within named Guarantor, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purposes therein contained.

GUARANTOR:

WITNESS:	Lexi International, Inc.

/s/ Mary L. Harader	By	/s/ Kannan Ramasamy (SEAL)

	Name:	Kannan Ramasamy

	Title:	COO

	Address:	8001 Bent Branch Drive Irving, TX 75063
	Fax #:	972-868-0627

I HEREBY CERTIFY, that on this 4th day of April, 2005, before me, a Notary Public of said State, personally appeared Kannan Ramasamy, as COO and on behalf of the within named Guarantor, known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purposes therein contained.